MRGR-SUP

Supplement to the Currently Effective Summary and Statutory Prospectuses

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Funds listed below:

Invesco California Tax-Free Income Fund	Invesco Oppenheimer Intermediate Term Municipal Fund
Invesco Global Small & Mid Cap Growth Fund	Invesco Oppenheimer Limited-Term Bond Fund
Invesco International Allocation Fund	Invesco Oppenheimer Limited-Term Government Fund
Invesco Mid Cap Core Equity Fund	Invesco Oppenheimer Mid Cap Value Fund
Invesco Mid Cap Growth Fund	Invesco Oppenheimer Real Estate Fund
Invesco Moderate Allocation Fund	Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Invesco New York Tax Free Income Fund	Invesco Oppenheimer Small Cap Value Fund
Invesco Oppenheimer Capital Income Fund	Invesco Oppenheimer Ultra-Short Duration Fund
Invesco Oppenheimer Dividend Opportunity Fund	Invesco Pennsylvania Tax Free Income Fund
Invesco Oppenheimer Equity Income Fund	Invesco Small Cap Discovery Fund
Invesco Oppenheimer Global Infrastructure Fund	Invesco Technology Sector Fund
Invesco Oppenheimer Global Multi-Asset Income Fund
Invesco Oppenheimer Government Cash Reserves Fund

This supplement amends the Summary and Statutory Prospectuses of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statements of Additional Information and retain it for future reference.

At meetings held December 9-11, 2019, the Boards of Trustees of the Invesco Funds unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund listed below will transfer all or substantially all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that will be distributed to Target Fund shareholders.

TARGET FUND	ACQUIRING FUND
Invesco California Tax-Free Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Oppenheimer Rochester® California Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Global Small & Mid Cap Growth Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds)	Invesco Global Growth Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco International Allocation Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer International Diversified Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Mid Cap Core Equity Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer Main Street Mid Cap Fund®, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Mid Cap Growth Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Discovery Mid Cap Growth Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Moderate Allocation Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer Portfolio Series: Moderate Investor Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco New York Tax Free Income Fund, a series portfolio of AIM Tax- Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Oppenheimer Rochester® Municipals Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Oppenheimer Capital Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Dividend Opportunity Fund, a series portfolio of AIM Equity Funds (Invesco Equity Funds)	Invesco Dividend Income Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Equity Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Dividend Income Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Global Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Global Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Global Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Government Cash Reserves Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Government Money Market Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

1

TARGET FUND	ACQUIRING FUND
Invesco Oppenheimer Intermediate Term Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Intermediate Term Municipal Income Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Oppenheimer Limited-Term Bond Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Short Term Bond Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Oppenheimer Limited-Term Government Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Quality Income Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Oppenheimer Mid Cap Value Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco American Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Real Estate Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Real Estate Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco Oppenheimer Small Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Small Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Ultra-Short Duration Fund, a series portfolio of AIM Investment Securities Fund (Invesco Investment Securities Fund)	Invesco Conservative Income Fund, a series portfolio of Invesco Management Trust

Invesco Pennsylvania Tax Free Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Small Cap Discovery Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Small Cap Growth Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Technology Sector Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Technology Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

The reorganizations are expected to be consummated in or around April or May 2020. Upon closing of the reorganizations, shareholders of the Target Fund will receive shares of a class of an Acquiring Fund that are equal in value to the shares of the corresponding class of the corresponding Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.

A combined Information Statement/Prospectus will be sent to shareholders of each Target Fund which will include a full discussion of the reorganization and the factors the Boards of Trustees considered in approving the Agreement. Shareholders of each Target Fund do not need to approve the reorganization.

It is currently anticipated that the Target Fund will close to new investors approximately two business days prior to the closing date of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in the Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. The Acquiring Fund will remain open for purchase during this period.

2

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated February 12, 2020 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective(s)

The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI). Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y and Class R6 shares, which are not reflected in the table or the Example below.

Shareholder Fees (fees paid directly from your investment)
Class:	A		C	R	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	R	Y	R5	R6
Management Fees	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees[2]	0.24	1.00	0.50	None	None	None
Other Expenses[3]	0.19	0.19	0.19	0.19	0.10	0.05
Total Annual Fund Operating Expenses	1.01	1.77	1.27	0.77	0.68	0.63
Fee Waiver and/or Expense Reimbursement[4]	None	None	None	None	0.02	0.02
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01	1.77	1.27	0.77	0.66	0.61
1	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2	“Distribution and/or Service (12b-1) Fees” reflect actual fees as of the Fund’s most recent fiscal year end.
3

With respect to Class A, Class C, Class R, Class Y and Class R6, “Other Expenses” have been restated to reflect current fees. With respect to Class R5, “Other Expenses” are based on estimated amounts for the current fiscal year.

4

Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 0.66% and 0.61%, respectively, of the Fund’s average daily net assets (the “expense limits”). Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a

1 Invesco Oppenheimer Equity Income Fund	invesco.com/us O-EQI-SUMPRO-1

5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the contractual period above and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$647	$854	$1,077	$1,718
Class C	$280	$557	$959	$2,084
Class R	$129	$403	$697	$1,534
Class Y	$79	$246	$428	$954
Class R5	$67	$216	$377	$845
Class R6	$62	$200	$349	$784

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$647	$854	$1,077	$1,718
Class C	$180	$557	$959	$2,084
Class R	$129	$403	$697	$1,534
Class Y	$79	$246	$428	$954
Class R5	$67	$216	$377	$845
Class R6	$62	$200	$349	$784

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2019, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund mainly invests in common stocks of U.S. companies that the portfolio managers believe are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund may invest in other equity securities, such as preferred stocks, warrants and securities convertible into common stocks. The Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks. The Fund may invest in equity securities both for current income from dividends as well as for growth opportunities.

The Fund can buy securities of companies in developed and emerging market countries. The Fund has no limits on the amounts it can invest in foreign securities. However, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

In selecting investments for the Fund, the portfolio managers mainly rely on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer’s intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The Fund also looks for securities that offer higher than average dividends. The portfolio managers generally use a fundamental approach to analyzing issuers, for example, by looking at price/earnings ratios and current balance sheet information. Currently, the portfolio managers focus on securities that have high current income and are believed to have substantial earnings possibilities, have low price/earnings ratios relative to other securities, and that have a low price relative to the underlying value of the issuer’s assets, earnings, cash flow or other factors.

These criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio managers believe no longer meet these criteria, but is not required to do so.

Principal Risks of Investing in the Fund

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.

Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund’s policy of not concentrating its investments in any one industry.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They

2 Invesco Oppenheimer Equity Income Fund	invesco.com/us O-EQI-SUMPRO-1

may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies’ securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.

Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of “value” companies may underperform the securities of “growth” companies.

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Depending on market conditions, dividend paying stocks that also meet the Fund’s investment criteria may not be widely available for purchase by the Fund. This may increase the volatility of the Fund’s returns and may limit the ability of the Fund to produce current income while remaining fully diversified. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

Performance Information

The bar chart and performance table provide an indication of the risks of investing in the Fund. The Fund has adopted the performance of the Oppenheimer Equity Income Fund (the predecessor fund) as the result of a reorganization of the predecessor fund into the Fund, which was consummated after the close of business on May 24, 2019 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the performance of the predecessor fund and the Fund from year to year as of December 31. The performance table compares the predecessor fund’s and the Fund’s performance to that of a broad-based securities market benchmark. For more information on the benchmark used see the “Benchmark Descriptions” section of the prospectus. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for periods ending on or prior to May 24, 2019 are those of the Class A, Class C, Class R and Class Y shares of the predecessor fund. Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund. Class A, Class C, Class R and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Fund after the close of business on May 24, 2019. Class I shares of the predecessor fund were reorganized into Class R6 shares of the Fund after the close of business on May 24, 2019. Class A, Class C, Class R, Class Y and Class R6 shares’ returns of the Fund will be different from the returns of the predecessor fund as they have different expenses. Performance for Class A shares has been restated to reflect the Fund’s applicable sales charge.

Class R5 shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s and predecessor fund’s Class A shares. Although the Class R5 shares are invested in the same portfolio of securities, Class R5 shares’ returns of the Fund will be different from Class A returns of the Fund and predecessor fund as they have different expenses.

Updated performance information is available on the Fund’s website at www.invesco.com/us.

Annual Total Returns

The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended September 30, 2010): 14.17%

Worst Quarter (ended September 30, 2011): -19.61%

3 Invesco Oppenheimer Equity Income Fund	invesco.com/us O-EQI-SUMPRO-1

Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years	Since Inception
Class A shares: Inception (02/13/1987)
Return Before Taxes	16.74%	4.01%	9.04%	—
Return After Taxes on Distributions	14.84	2.44	7.41	—
Return After Taxes on Distributions and Sale of Fund Shares	11.19	2.84	6.86	—
Class C shares: Inception (03/03/1997)	21.62	4.40	8.82	—
Class R shares: Inception (03/01/2001)	23.19	4.91	9.31	—
Class Y shares: Inception (02/28/2011)	23.84	5.44	—	8.32%
Class R5 shares[1]: Inception (5/24/2019)	23.80	5.23	9.68	—
Class R6 shares: Inception (02/28/2012)	24.04	5.63	—	9.62
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	26.54	8.29	11.80	—
1

Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2019
Robert Botard	Portfolio Manager	2019
Kristina Bradshaw	Portfolio Manager	2019
Chris McMeans	Portfolio Manager	2019

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246. Shares of the Fund, other than Class R5 and R6 shares, may also be purchased, redeemed or exchanged on any business day through our website at www.invesco.com/us or by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

There are no minimum investments for Class R shares for fund accounts. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None
Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None
IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25
All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50
IRAs and Coverdell ESAs	250	25
All other accounts	1,000	50

With respect to Class R5 and Class R6 shares, there is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

For all other institutional investors purchasing Class R5 or Class R6 shares, the minimum initial investment in each share class is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.

There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts maintained by an intermediary, such as a broker, that (i) generally charges an asset-based fee or commission in addition to those described in this prospectus, and (ii) maintains Class R6 shares and makes them available to retail investors.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed as ordinary income when withdrawn from such plan or account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

4 Invesco Oppenheimer Equity Income Fund	invesco.com/us O-EQI-SUMPRO-1